LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, Ronald L. Rubin, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”), under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5; Schedule 13D, Schedule 13G,(or any successor schedules or forms adopted under the Securities and Exchange Acts) and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of the my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ Ronald L. Rubin
Ronald L. Rubin

LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, George H. Holley, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”); under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G (or any successor schedules or forms adopted under the Securities and Exchange Acts) and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ George H. Holley
George H. Holley

Exhibit 24.1
LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, Donald P. Parson, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”); under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G (or any successor schedules or forms adopted under the Securities and Exchange Acts), and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ Donald Parson
Donald P. Parson

LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, G. Douglas Lindgren, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”); under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G (or any successor schedules or forms adopted under the Securities and Exchange Acts) and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ G. Douglas Lindgren
G. Douglas Lindgren

LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, Richard A. Upton, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”); under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G (or any successor schedules or forms adopted under the Securities and Exchange Acts), and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until the I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of the my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ Richard A. Upton
Richard A. Upton

LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, Tom Watlington, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”) under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G,(or any successor schedules or forms adopted under the Securities and Exchange Acts) and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until the I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ Tom Watlington
Tom Watlington

LIMITED POWER OF ATTORNEY
TO ALL PERSONS, be it known, that I, Joseph H. Capper, do hereby make and grant a limited and specific Power of Attorney to PETER FEROLA and appoint and constitute said named person as my Attorney-in-Fact for the limited purposes set forth herein.
My named Attorney-in-Fact shall have full power and authority to undertake, commit and perform only the following acts on my behalf to the same extent as if I had done so personally; all with full power of substitution and revocation:
To prepare, execute and file, for and on my behalf, any and all documents and filings that are required or advisable to be made with the United States Securities and Exchange Commission, any stock exchange or similar authority, under the Securities Act of 1933, as amended (the “Securities Act”); under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and the rules and regulations promulgated thereunder, including without limitation Forms 3, 4 and 5, Schedule 13D, Schedule 13G (or any successor schedules or forms adopted under the Securities and Exchange Acts) and any amendments to any of the foregoing (collectively, the “Securities and Exchange Acts Filings”);
The authority of my named Attorney-in-Fact under this Statement shall continue until I am no longer required to file any documents and/or filings with the Securities and Exchange Commission unless earlier revoked in writing.
I acknowledge that my named Attorney-in-Fact is not assuming any of the my responsibilities to comply with the Securities Exchange Acts and the rules promulgated thereunder.
The authority granted shall include such incidental acts as are reasonably required or necessary to carry out and perform the specific authorities and duties stated or contemplated herein.

/s/ Joseph H. Capper
Joseph H. Capper